As filed with the Securities and Exchange Commission on January 29, 1997

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
   / /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                     the Commission Only
/x/  Definitive Proxy Statement                      (as permitted by Rule
                                                           14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SENTINEL GROUP FUNDS, INC.
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

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/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
     was paid  previously.   Identify  the  previous filing  by  registration
     statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(4)  Date Filed:

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                             SENTINEL WORLD FUND
                                      OF
                          SENTINEL GROUP FUNDS, INC.
                             NATIONAL LIFE DRIVE
                          MONTPELIER, VERMONT  05604

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 28, 1997

To Shareholders of Sentinel World Fund of Sentinel Group Funds, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Sentinel World Fund of Sentinel Group Funds, Inc. (the "Company") will be held at the office of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Friday, February 28, 1997 at 2:00 p.m., to take action upon the following matters:

     1. To consider and act upon a proposal to approve a new sub-investment advisory agreement between the Company's investment advisor, Sentinel Advisors Company, and INVESCO Capital Management Inc. ("INVESCO"); and

     2. The transaction of such other business as may properly come before the meeting.

     All shareholders of record at the close of business on January 20, 1997, are entitled to notice of and to vote at this meeting or any adjournment thereof. If by reason of having two or more accounts you receive more than one proxy card, please sign and return each one.

                              By order of the Board of Directors

                              D. Russell Morgan
                              Secretary

Montpelier, Vermont
February 1, 1997



          IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN
         AND RETURN THE ACCOMPANYING PROXY PROMPTLY.  THIS WILL SAVE
                THE EXPENSE OF ADDITIONAL SOLICITATIONS.  YOUR
                              VOTE IS IMPORTANT!

                             SENTINEL WORLD FUND
                                      OF
                          SENTINEL GROUP FUNDS, INC.
                             NATIONAL LIFE DRIVE
                          MONTPELIER, VERMONT  05604

                               PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS
                              FEBRUARY 28, 1997


     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Sentinel Group Funds, Inc. (the "Company") with respect to Sentinel World Fund (the "Fund"), a series of the Company (whose address is National Life Drive, Montpelier, Vermont 05604), for use at a Special Meeting of Shareholders of the Fund to be held at the offices of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Friday, February 28, 1997 at 2:00 p.m., and at any adjournments thereof. This proxy statement and the enclosed proxy are being mailed to shareholders on or about February 1, 1997.


        Shareholders of record of the Fund at the close of business on January 20, 1997 will be entitled to be present and to vote at the meeting. As of that date there were 4,681,533.993 Class A shares and 238,172.414 Class
B  shares  of  the  Company's  shares  allocated  to  the   Fund  issued  and
outstanding.

     Whether or not you are able to attend the meeting, your proxy vote is important. Under the Company's charter, holders of shares of the Fund are entitled to one vote for each dollar of net asset value per share of the Fund. A quorum is present if the holders of at least one-third of the votes entitled to be cast are represented at the meeting, either in person or by proxy. If a quorum is not present, no action will be taken and the meeting will be adjourned until such time as a quorum is present. If a quorum is present, but less than a majority (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) of the votes is cast in favor or against the proposal, the Board of Directors has determined that it would be in the best interests of the shareholders to adjourn the meeting until such time as a majority of the votes is obtained. A majority of the outstanding votes of the Fund is defined as the lesser of (a) 67% or more of the votes present at the meeting, if more than 50% of the outstanding votes are present or represented by proxy or (b) more than 50%
of the outstanding votes, whichever is less.   WE THEREFORE URGE  YOU TO MARK,
DATE, SIGN, AND  MAIL YOUR  PROXY PROMPTLY, TO MAKE CERTAIN THAT YOUR SHARES
ARE REPRESENTED AND WILL BE VOTED AT   THE  MEETING.    IN  ORDER   TO  AVOID
ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY.

     Unless otherwise specified, proxies will be voted "FOR" the proposal set forth in the Notice of Special Meeting of Shareholders preceding this proxy statement. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the specification so made. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against the proposal. Any shareholder has the power to revoke his or her proxy at any time before it is voted by attending the meeting and voting in person or by filing with the Secretary of the Company either an instrument revoking the proxy or another duly executed proxy bearing a later date, at any time before the meeting.

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the cost of solicitation will be borne by INVESCO Capital Management, Inc. ("INVESCO"). In addition, proxies may be solicited by additional mailings, telephone and telegraph, facsimile or personally by officers and employees of the Company, Sentinel Advisors Company ("SAC"), the Company's investment advisor, Sentinel Financial Services Company ("SFSC"), the Company's principal underwriter, Sentinel Administrative Service Company ("SASC"), the Company's administrative service provider, or other agents retained by the Company. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. INVESCO will reimburse such entities or other agents for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Company allocated to the Fund. The principal offices of each of SAC, SFSC, and SASC is National Life Drive, Montpelier, Vermont 05604.


                          APPROVAL OR DISAPPROVAL OF
                      SUB-INVESTMENT ADVISORY AGREEMENT

     The Company is a series-type open-end management investment company currently comprised of 11 separate series. SAC serves as the investment advisor to all of the series of the Company, including the Fund, pursuant to an investment advisory agreement between the Company and SAC dated March 1, 1993. The Fund was added as a series of the Company on March 1, 1993 when the Company acquired all of the assets and liabilities of the ProvidentMutual World Fund, Inc. Erik B. Granade has served as the Fund's portfolio manager since May 1994. He joined INVESCO from another investment adviser in 1996 and, at the time of his change in employment, the Fund's Board of Directors and shareholders approved a new sub-investment advisory agreement between SAC and INVESCO, pursuant to which INVESCO provides economic research, securities research, securities analyses and investment recommendations to SAC.


     On November 4, 1996, INVESCO PLC, the ultimate parent of INVESCO, entered into an agreement of merger with A I M Management Group Inc. ("AIM") pursuant to which a direct wholly-owned subsidiary of INVESCO PLC ("INVESCO Sub") will acquire all of the issued and outstanding shares of AIM capital stock in exchange for shares of INVESCO PLC capital stock (the "Merger"). Upon consummation of the Merger, AIM shareholders will own approximately 45% of INVESCO PLC's total outstanding capital stock.

     The Merger will result in an "assignment" of the sub-investment advisory agreement between SAC and INVESCO within the meaning of Section 15 of the Investment Company Act. Under Section 15 of the Investment Company Act, any change of control of an adviser or a sub-adviser is deemed to be an assignment. Because INVESCO PLC capital stock constituting more than 25% of the outstanding voting securities of INVESCO PLC will be issued to the shareholders of AIM as a result of the Merger, there may be a change of control of INVESCO PLC and, consequently, INVESCO. Such a change in control would result in an automatic termination of the existing sub-investment advisory agreement between SAC and INVESCO as of the closing date of the Merger, anticipated to be on or about February 28, 1997, under the Investment Company Act. Accordingly, in anticipation of the consummation of the Merger and in order to ensure the continuity of sub-investment advisory services provided to the Fund by INVESCO, a new sub-investment advisory agreement (the "Sub-Investment Advisory Agreement") between SAC and INVESCO is proposed to be ratified and approved prior to such date by a majority of the outstanding votes (Class A shares and Class B shares voting together as a single class) of the Fund.


     On December 12, 1996, the Board of Directors of the Company approved the Sub-Investment Advisory Agreement, to become effective if (i) the Merger is approved by the requisite number of stockholders of AIM and (ii) the Sub-
Investment Advisory Agreement is approved by  shareholders of the Fund.   The
Board of Directors of the Company hereby recommends that the Sub-Investment Advisory Agreement be ratified and approved by the Fund's shareholders. The Board of Directors' recommendation is predominantly based on its belief that the employment of INVESCO, given the continuity of portfolio management advice to be provided by Erik Granade, who has been the Fund's portfolio manager since May 1994, will facilitate the performance of the management services necessary for the operation of the Fund. A copy of the Sub-Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.


     In the event that the Sub-Investment Advisory Agreement is ratified and approved by the shareholders of the Fund at the Meeting and the Merger is subsequently approved by the requisite number of stockholders of AIM, the Sub-Investment Advisory Agreement will remain in effect until November 30,
1997  and thereafter,  as  described  below.   See  "Terms of  Sub-Investment
Advisory Agreement--Duration  and Termination".   The terms  of the  new Sub-
Investment Advisory Agreement are identical to those contained in the sub-investment advisory agreement between SAC and INVESCO ratified and approved
by the  shareholders of  the Fund  on July  9, 1996.   If the  Sub-Investment
Advisory Agreement is not ratified and approved by the stockholders of the Fund, the Fund will continue to be managed by SAC, but SAC will not receive economic research, securities research, securities research, securities
analyses  or  investment  recommendations   from  a  sub-investment  adviser.
INVESCO, which is presently being compensated by SAC for performing its duties under the existing sub-investment advisory agreement, would cease being compensated by SAC as of the effective date of the Merger. The Directors will consider such alternative management and advisory agreements as are deemed appropriate and submit their recommendations to the stockholders of the Fund at a meeting called for that purpose.

     In the event that the Merger is not approved by the requisite number of stockholders of AIM, there will not have been an "assignment" of the existing sub-investment advisory agreement between SAC and INVESCO within the meaning of Section 15 of the Investment Company Act and such agreement will continue in effect.

INFORMATION CONCERNING INVESCO AND AIM

     INVESCO, based in Atlanta, Georgia, is one of the largest independent investment management firms in the U.S. The majority of INVESCO's client base is institutional in nature and includes numerous Fortune 500 pension funds, other U.S. tax-exempt institutions, and international accounts.

     INVESCO is a wholly owned subsidiary of INVESCO North America Holdings, Inc. ("INAH"). INAH is a wholly owned subsidiary of INVESCO, Inc. Both INVESCO and INVESCO, Inc. are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The ultimate parent, INVESCO PLC, which is domiciled in the United Kingdom, is a global organization with total assets under management, as of September 30, 1996, in excess of $91 billion. INVESCO currently maintains primary domestic offices in Atlanta, Boston, Dallas and Louisville, and international offices in Bermuda, Buenos Aires, the Channel Islands, Hong Kong, London, Paris, Toronto and Tokyo.

     AIM is a holding company that, together with its affiliates, advises or manages 38 investment company portfolios consisting of the AIM Family of Funds(Copyright). As of December 3, 1996, AIM managed or advised investment company portfolios with assets of approximately $62.6 billion. After the Merger INVESCO and its affiliates will take over the management of the assets currently managed or advised by AIM. INVESCO has advised the Board of
Directors of the Company that the Merger is not expected to result in material changes in the sub-investment advisory services provided to the Fund by INVESCO.

     The following table sets forth information relating to the registered investment companies which invest primarily in non-U.S. companies with the investment objective of long-term capital growth, for which INVESCO, AIM and their affiliates act as investment advisor and/or sub-investment advisor:



                                                                           APPROXIMATE
                                                                           NET ASSETS AT
                                                                           DECEMBER 31, 1996
   INVESTMENT COMPANY                      ANNUAL ADVISORY FEES
INVESCO INTERNATIONAL GROWTH FUND          Investment Advisory Fee:         $ 91 million
Investment Advisor:                        1.0% of net assets
INVESCO Funds Group, Inc.

INVESCO ADVISOR INTERNATIONAL  VALUE       Investment Advisory Fee:         $ 52 million
PORTFOLIO                                  1.0% of net assets
Investment Advisor:                        Sub-Investment Advisory Fee:
INVESCO Services,Inc.                      .35% of net assets; paid by
Sub-Investment Advisor:                    Investment Advisor
INVESCO

AIM INTERNATIONAL EQUITY FUND              Investment Advisory Fee:          $1.657 billion
 Investment Advisor:                       (by Class)                        (Class A shares
 A I M Advisors, Inc.                       .95% to $500 million;             and Class B shares)
                                            .90% next $500 million;
                                            .85% thereafter.




     Although INVESCO International Growth Fund ("INVESCO Growth"), INVESCO Advisor International Value Portfolio ("INVESCO Value"), AIM International Equity Fund ("AIM Equity") and the Fund have similar investment objectives, significant differences exist among the funds. INVESCO acts as sub-investment advisor to both the Fund and INVESCO Value but has no direct management involvement with INVESCO Growth and prior to the Merger has had no involve-ment with AIM Equity. As previously stated, Erik Granade, who has been the portfolio manager of the Fund since May 1994, is the portfolio manager of the Fund; INVESCO Value is managed by a different portfolio management team in Atlanta, Georgia, INVESCO Growth is managed by INVESCO affiliates in London, England and AIM Equity has been advised by a different advisory firm. While the Fund and INVESCO Value emphasize a value-oriented investment approach, INVESCO Growth focuses more on growth potential and AIM Equity
features an  aggressive earnings  investment approach.   For these  and other
reasons, SAC does not believe that the affiliations between the investment advisors and sub-investment advisors of INVESCO Growth, INVESCO Value and AIM Equity and the Fund affect the ability of INVESCO to perform its obligations as sub-investment advisor to the Fund.

     The following table sets forth the name, address, title and principal occupation of the principal executive officer and each director of INVESCO:

NAME*                         TITLE                        PRINCIPAL OCCUPATION

Wendell Moore Starke          Chairman, Chief Executive    Chairman of INVESCO (which term as used
                              Officer                      herein includes its corporate
                                                           predecessors) since 1992, and President
                                                           and Chief Investment Officer thereof from
                                                           1979 to 1991; Chairman of INVESCO, Inc.
                                                           since 1993; Director and Chief Investment
                                                           Officer of INVESCO PLC. since 1994.
Edward Colston Mitchell, Jr.  Director, President          President of INVESCO since 1992, Vice
                                                           President thereof from 1979 to 1991, and
                                                           Director thereof since 1979; Portfolio
                                                           Manager of INVESCO Services, Inc. since
                                                           1995.

Donald Barrett Sallee         Director, Vice President     Director, Vice President and Portfolio
                                                           Manager of INVESCO since 1979.

Thomas William                Director, Vice President     Director, Vice President and Portfolio
Norwood                                                    Manager of INVESCO since 1979.

Frank Moss Bishop             Director, Vice President     Director of INVESCO, INVESCO Management &
                                                           Research, Inc., INVESCO, Inc., INVESCO
                                                           Funds Group, Inc., INVESCO Trust Company
                                                           and Primco Capital Management, Inc. since
                                                           1993; President, Chief Executive Office
                                                           and Chief Operating Officer of INVESCO,
                                                           Inc. since 1993; Portfolio Manager of
                                                           INVESCO since 1987.

Stephen Albright Dana         Director, Vice President     Director of INVESCO since 1994, and Vice
                                                           President and Portfolio Manager thereof
                                                           since 1985; Portfolio Manager of INVESCO
                                                           Services, Inc. from 1983 to 1993; Vice
                                                           President and Portfolio Manager of
                                                           Schroder Capital Management, Inc. from
                                                           1976 to 1983.

George William Herring, Jr.   Director, Vice President     Director of INVESCO since 1994, and Vice
                                                           President and Portfolio Manager thereof
                                                           since 1985; Portfolio Manager of INVESCO
                                                           Services, Inc. from 1983 to 1993; Senior
                                                           Vice President and Portfolio Manager of
                                                           Citizens & Southern National Bank from
                                                           1981 to 1983.

Thomas Lawrence Shields, Jr.  Director, Vice President     Director of INVESCO since 1994, and Vice
                                                           President and Portfolio Manager thereof
                                                           since 1985; Portfolio Manager of INVESCO
                                                           Services, Inc. from 1983 to 1993;
                                                           Portfolio Manager of Schroder Capital
                                                           Management, Inc. from 1979 to 1983.

_______________
* The address of each Director and officer is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

     None of the Fund's Directors or officers is affiliated with INVESCO or AIM or any of their affiliates. Except for payments to INVESCO pursuant to the existing sub-investment advisory agreement, the Fund has not made any payments to and has no other arrangements with either INVESCO or AIM or any of their affiliates.

TERMS OF SUB-INVESTMENT ADVISORY AGREEMENT

     The terms of the Sub-Investment Advisory Agreement are identical to those contained in the existing sub-investment advisory agreement between SAC and INVESCO ratified and approved by the shareholders of the Fund on July 9, 1996. The Sub-Investment Advisory Agreement provides that, subject to SAC's supervision, INVESCO is responsible for providing a program for the investment and reinvestment of the cash, securities, and other properties comprising the investment portfolio of the Fund in accordance with the investment policies and objectives of the Fund as reflected in the current Prospectus and Statement of Additional Information of the Sentinel Funds and as may be adopted from time to time by the Board of Directors. INVESCO will also provide SAC with a continuing review of economic conditions and security markets with the help of statistical and financial data. INVESCO is responsible for making decisions to buy, sell or hold a particular security, subject to review by SAC and the Board of Directors.

     Sub-Investment Advisory Fee. For the period April 1, 1996 (the date INVESCO became the Fund's sub-investment advisor) to November 30, 1996 (the Fund's fiscal year end), the sub-investment advisory fee paid by SAC to INVESCO aggregated approximately $167,000 (based upon average net assets of approximately $66.7 million). At December 31, 1996, the Fund had net assets of approximately $75.1 million. At this asset level the annual sub-investment advisory fee would aggregate approximately $281,500.


     Duration and Termination. If it is ratified and approved by a majority of the outstanding votes (Class A shares and Class B shares voting together as a single class), the Sub-Investment Advisory Agreement will remain in full force and effect until November 30, 1997, and shall continue thereafter so long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Company, or by vote of a majority of the outstanding votes (Class A shares and Class B shares voting together as a single class), as such term is defined in the Investment Company Act, of the Fund, and
(2) a majority of the Directors of the Company who are not interested persons, as such term is defined in the Investment Company Act, of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Sub-Investment Advisory Agreement may at any time be terminated without the payment of any penalty, either by vote of the Board of Directors of the Company or by vote of a majority of the outstanding votes (Class A shares and Class B shares voting together as a single class) of the Fund, on 60 days' written notice to INVESCO, (2) the Sub-Investment Advisory Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company
Act), and (3) the Sub-Investment Advisory Agreement may at any time be terminated by INVESCO or SAC on 60 days' written notice to the other party to the Sub-Investment Advisory Agreement.


     Liability. The Sub-Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations thereunder, INVESCO will not be liable for any act or omission in connection with its activities as sub-investment advisor.

     The following resolution is to be submitted to shareholders at the Special Meeting of Shareholders. The affirmative vote of a majority of the votes cast (Class A shares and Class B shares voting together as a single class) is required to adopt this resolution.


               RESOLVED, that the form of sub-investment advisory agreement attached to the Fund's Proxy Statement dated February 1, 1997, between Sentinel Advisors Company and INVESCO Capital Management, Inc., be, and it hereby is, ratified and approved.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY AND APPROVE THE SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN SAC AND INVESCO. SIGNIFICANT SHAREHOLDERS


     National Life Insurance Company ("NLIC") is the ultimate parent of the controlling general partners of SAC, SFSC and SASC. NLIC and its controlled affiliates own 1,166,552.750 Class A shares and 55,709.332 Class B shares representing 25% and 23% of the outstanding voting securities of the Company's shares allocated to the Fund's Class A shares and Class B shares, respectively. The above amount includes 754,019.402 Class A Shares and 55,709.332 Class B shares over which American Guaranty & Trust Company ("AG&T"), a Delaware trust company, has voting discretion, having an aggregate net asset value of $12,393,604.35 representing 16% of all votes eligible to be cast at the meeting. These shares are held in trusts of which the beneficiaries are individual trust clients of AG&T. NLIC and its affiliates have sole voting and investment power over the remaining shares. NLIC's address is National Life Drive, Montpelier, Vermont 05604, and AG&T's address is 220 Continental Drive, Newark, Delaware 19713. The Company anticipates that NLIC and its affiliates, including AG&T, will vote their shares in favor of the proposal at the meeting.

      The Company is not aware of any other person who owns 5% or more of the voting securities of the Fund. The shareholdings of each individual Director do not amount to as much as 1% of the voting securities of the Fund. Taken as a group, the Directors and executive officers of the Company own no Class A shares and no Class B shares of the Company.

MEETINGS OF SHAREHOLDERS

     The Company is not required and does not intend to hold an annual meeting of shareholders. However, the Company will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act, to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of the Company. The Company is also required to hold a special shareholder meeting to elect new Directors at such time as less than two thirds of the Directors holding office have been elected by shareholders. In addition, the By-laws of the Company require that, in general, a special meeting of shareholders be held upon the written request of the holders of 20% of the votes entitled to be cast at such meeting, and the Investment Company Act requires that a special meeting of shareholders be held upon the written request of the holders of 10% of the votes entitled to be cast for the purpose of removing a Director.

     Any shareholder wishing to submit a proposal to be considered at the next meeting of shareholders of the Company must submit such proposal a reasonable time before the solicitation of proxies in respect of such meeting is made. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the federal securities laws.

ANNUAL REPORT DELIVERY

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED NOVEMBER 30, 1996, TO ANY SHAREHOLDER UPON REQUEST. Shareholders may request such documents by writing to D. Russell Morgan, Secretary, Sentinel Group Funds, Inc., National Life Drive, Montpelier, Vermont 05604, or by calling SASC at 1-800-282-3863.

OTHER BUSINESS

     The only matters of which the management of the Company is aware that are to be presented for action at the meeting are those outlined herein. Should any other matters requiring a vote of shareholders or relating to the conduct of the meeting arise, those who shall act as proxies will vote according to their best judgment.

                              By order of the Board of Directors

                              D. Russell Morgan
                              Secretary

February 1, 1997



                                                                    Exhibit A


                      SUB-INVESTMENT ADVISORY AGREEMENT


AGREEMENT made as of this ___ day of ____, 1997 by and between Sentinel Advisors Company (herein called "SAC"), a Vermont general partnership, having its principal office at National Life Drive, Montpelier, Vermont 05604, and INVESCO Capital Management, Inc. (herein called "INVESCO"), a Delaware corporation, having its principal office at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

Witnesseth:

    WHEREAS, SAC is a party to an Investment Advisory Agreement dated as of March 1, 1993, a copy of which is attached hereto as Exhibit "A" between it and Sentinel Group Funds, Inc., a corporation organized under the laws of the State of Maryland, a series of which is Sentinel World Fund (herein called the "Fund"), pursuant to which SAC provides, inter alia, investment research and advice to the Fund; and

    WHEREAS, SAC wishes to employ INVESCO as a sub-investment adviser to provide SAC with investment research and other investment services; and

    WHEREAS, INVESCO is prepared to provide such services on the terms and conditions hereinafter contained;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, SAC and INVESCO agree as follows:

    1.  INVESCO, employing  its best efforts  and complete  facilities, shall act as sub-investment adviser to the Fund. As such, it shall, subject to SAC's supervision, provide a program for the investment and reinvestment of the cash, securities, and other properties comprising the investment portfolio of the Fund in accordance with the investment policies and objectives of the Fund as reflected in the current Prospectus and Statement of Additional Information of the Sentinel Funds and as may be adopted from time to time by the Board of Directors of the Fund. INVESCO shall also give SAC a continuing review of economic conditions and security markets with the help of statistical and financial data.

    2. INVESCO shall select industries and companies to be represented in the investment portfolio of the Fund and shall carry out programs for the purchase and sale of the securities included or to be included in the investment portfolio. All activities will be regularly reported to SAC.

    3. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of INVESCO to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

    4. SAC, for its part, shall at all times keep INVESCO fully informed with regard to the funds available or to become available for investment, and, in general, the condition of the Fund's affairs. SAC shall furnish INVESCO with a certified copy of all financial statements and a signed copy of each report prepared by independent public accountants and with such other information with regard to the Fund's affairs as INVESCO may from time to time reasonably request.

    5. For the services to be rendered by INVESCO hereunder, SAC shall pay to INVESCO the greater of a monthly fee equal to 0.03125% (0.375% per annum) of the average daily net asset value of the Fund up to $500,000,000 and
0.025% (0.30% per annum) of such average net assets in excess of $500,000,000, as determined in accordance with the provisions of the Prospectus then constituting part of the Registration Statement then in effect under the Securities Act of 1933, at the end of each month of the Fund's fiscal year in arrears, or $20,000 per annum, also in twelve equal monthly installments in arrears.

    6. This Agreement shall become effective upon approval by a vote of a majority of the outstanding voting securities, as such term is defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund, and shall remain in full force and effect until November 30, 1997, and shall continue thereafter only so long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities, as such term is defined in the Act, of the Fund, and (2) a majority of the Directors of the Fund who are not interested persons, as such term is defined in the Act, of any party to this Agreement, at a meeting called for the purpose of voting on such approval; provided, however, that (1) this Agreement may at any time be terminated without the payment of any penalty, either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to INVESCO, (2) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act), and (3) this Agreement may at any time be terminated by INVESCO or SAC on 60 days' written notice to the other party to this Agreement. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party.

    7. INVESCO agrees to reimburse the Fund for all expenses it reasonably incurs in preparing and filing proxy materials, soliciting and tabulating proxies, and holding a meeting of shareholders of the Fund for the purpose of obtaining the approval of a majority of the outstanding shares of the Fund for this Agreement.

    8. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations hereunder, INVESCO shall not be subject to liability for any act or omission in the course or in connection with the rendition of services hereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                     Sentinel Advisors Company

                     By:
                              -------------------------
                           Name:
                           Title:


                     INVESCO Capital Management, Inc.

                     By:
                              ------------------------
                           Name:
                           Title: